UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                               ------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 26, 2009
                                                         ----------------

                          JACOBS FINANCIAL GROUP, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
  ----------------------              -------------------------------------
 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
                               -----------------
              (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                           SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. On October 26, 2009, Jacobs Financial Group, Inc. issued a press release. The text of the press release is attached herewith as
Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The Registrant has issued a press release announcing that the Corporation has received the approval of the holders of a majority of its outstanding shares of Series B Preferred Stock ("Series B Shares") to implement a proposed recapitalization of the Series B Preferred (the "Recapitalization"). Pursuant to the Recapitalization, participating Series B Shareholders will exchange their Series B Shares for shares of a new series of preferred stock to be designated as Series C Preferred Stock. The purpose of the Recapitalization is to strengthen the balance sheet of the Corporation. This will be accomplished by replacing the participating Series B Shares, which are classified as a liability of the Corporation for financial statement purposes based upon the Series B Shares becoming redeemable at the end of 2010, with Series C Shares (which are expected to be classified as permanent equity). The Recapitalization is expected to take place effective on or about October 30, 2009.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                 99.1 - Press Release dated October 26, 2009

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
                                ----------------------------
                                        (Registrant)


                                /s/ John M. Jacobs
                                -----------------------------
Date: October 26, 2009          John M. Jacobs
                                President


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